UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2008
                                                          ---------------


                     Energy Services of America Corporation
             (Exact name of Registrant as specified in its charter)

           Delaware                     001-32998                20-4606266
           ---------                    ---------                ----------
 (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)

               2450 First Avenue, Huntington, West Virginia 25703
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (304) 528-2791
                                 --------------
               Registrant's telephone number, including area code

                        Energy Services Acquisition Corp.
                        ---------------------------------
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 2.01    Completion of Acquisition or Disposition of Assets
             --------------------------------------------------

     On August 15, 2008, Energy Services of America Corporation (formerly, Energy Services Acquisition Corp.) (the "Company"), we consummated the acquisitions of ST Pipeline, Inc. and C.J. Hughes Construction Company, Inc. for an aggregate consideration of approximately $53.2 million. The ST Pipeline, Inc. acquisition resulted in a payment of approximately $16.2 million to the shareholders of ST Pipeline, Inc., with $3.0 of consideration being deferred. The C.J. Hughes Construction Company, Inc. acquisition resulted in payment of approximately $17.0 million in cash and the issuance of 2,964,763 shares of Company common stock, to the shareholders of C.J. Hughes Construction Company, Inc. This amendment is being filed to provide pro forma financial information.

Item 9.01    Financial Statements and Exhibits
             ----------------------------------

(a)  Financial Statements of businesses acquired.

     Previously filed.

(b)  Pro forma financial information.

     Pro forma financial information required pursuant to this item due is included herewith and is being filed within 71 days of the initial filing of the Form 8-K and is filed as an exhibit to this amendment.

(c)  Shell Company Transactions.

     Not Applicable.

(d)  Exhibits.

     99.1     Pro forma information.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ENERGY SERVICES OF AMERICA
                                                 CORPORATION



DATE: October 23, 2008                      By:  /s/ Edsel R. Burns
                                                 -------------------------------
                                                 Edsel R. Burns
                                                 President
                                                (Duly Authorized Representative)










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                                  EXHIBIT INDEX

Exhibit No.                Description
----------                 -----------

99.1                       Pro forma financial information.